THE  RODNEY SQUARE
                   STRATEGIC FIXED-INCOME
                   FUND

   The Rodney Square Strategic Fixed-Income Fund (the "Fund") consists of two separate portfolios ("Portfolios"), The Rodney Square Diversified Income Portfolio (the "Diversified Income Portfolio") and The Rodney Square
Municipal Income Portfolio (the "Municipal Income Portfolio"). The Diversified Income Portfolio seeks high total return, consistent with high current income, by investing principally in various types of investment grade fixed-income securities. The Municipal Income Portfolio seeks a high level of income exempt from federal income tax consistent with the preservation of capital.

                         PROSPECTUS
                        MARCH 1, 1997

   This Prospectus sets forth information about the Fund that you should know before investing. Please read and retain this document for future reference. A Statement of Additional Information (dated March 1, 1997) containing additional information about the Fund has been filed with the Securities and Exchange Commission and, as amended or supplemented from time to time, is incorporated by reference herein. A copy of the Statement of Additional Information including the Fund's most recent Annual Report to Shareholders may be obtained, without charge, from certain institutions such as banks or broker-dealers that have entered into servicing agreements ("Service Organizations") with Rodney Square Distributors, Inc., by calling the number below, or by writing to Rodney Square Distributors, Inc. at the address noted on the back cover of this Prospectus. Rodney Square Distributors, Inc. is a wholly owned subsidiary of Wilmington Trust Company, a bank chartered in the State of Delaware.


FOR FURTHER INFORMATION OR ASSISTANCE IN OPENING
AN ACCOUNT, PLEASE CALL:

------------------------------------------------------------
              NATIONWIDE              (800) 336-9970
------------------------------------------------------------

   SHARES  OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS
OF,  OR GUARANTEED BY, WILMINGTON TRUST COMPANY, NOR ARE THE
SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE TABLE

                                                     DIVERSIFIED    MUNICIPAL
                                                       INCOME         INCOME
                                                     PORTFOLIO      PORTFOLIO
                                                     ---------      ---------

SHAREHOLDER TRANSACTION COSTS*
Maximum sales load on purchases of shares
(as a percentage of public offering price)             3.50%          3.50%
                                                       -----          -----
ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)
Advisory Fee (after waiver)**                          0.16%         0.00%
12b-1 Fee***                                           0.09%         0.12%
Other Expenses:**
Administration and Accounting Services
  Expenses (after waiver)                              0.23%          0.24%
Other Operating Expenses                               0.27%          0.39%
                                                       -----          -----
 Total Other Expenses                                  0.50%          0.63%
Total Operating Expenses (after waiver)                0.75%          0.75%
                                                       =====          =====

EXAMPLE****
You would pay the following expenses on a $1,000 investment
in each Portfolio assuming  (1) 5% annual return and (2)
redemption at the end of each time period:
 One year                                                $42            $42
 Three years                                              58             58
 Five years                                               75             75
 Ten years                                               125            125

* Wilmington Trust Company ("WTC"), the Fund's Investment Adviser, and Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Fund shares. (See "Purchase of Shares" for additional information concerning volume reductions, sales load waivers and reduced sales load purchase plans.)
** WTC waived a portion of its advisory fee with respect to the Diversified Income Portfolio during the fiscal year ended October 31, 1996. Without such waiver, the Advisory Fee and Total Operating Expenses would have been 0.50% and 1.09%, respectively, of the Portfolio's average daily net assets. WTC has undertaken to waive all or a portion of its advisory fee or reimburse the Diversified Income Portfolio monthly to the extent that the Portfolio's operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75% through
     February,  1998. (See  "Management of the  Fund  "  for
     additional information.)
     WTC waived all of its advisory fee and Rodney Square Management Corporation ("RSMC") waived a portion of its administration and accounting services fee with respect to the Municipal Income Portfolio during the fiscal year ended October 31, 1996. Without such waivers, the Advisory Fee, Administration and Accounting Services Expenses, Total Other Expenses, and Total Operating Expenses would have been 0.48%, 0.38%, 0.77%, and 1.37%, respectively, of the Portfolio's average daily net assets. WTC has undertaken to waive all or a portion of its advisory fee and RSMC has agreed to waive a portion of its administration and accounting services fees with respect to the Municipal Income Portfolio, to the extent the Portfolio's operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75% through February, 1998. (See "Management of the Fund" for additional information.)
*** Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. rules regarding investment companies.
**** The assumption in the Example of a 5% annual return  is required by regulations of the Securities and Exchange Commission applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, either Portfolio's projected or actual performance. In the Example, it is assumed that the investor was subject to the maximum sales load (3.50%) on his or her $1,000 investment.

The purpose of the preceding table is solely to aid shareholders and prospective investors in understanding the various expenses that investors in the Portfolios will bear directly or indirectly.

THE  ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION
OF  PAST OR FUTURE EXPENSES OR PERFORMANCE.  ACTUAL EXPENSES
INCURRED  AND  RETURNS MAY BE GREATER OR LESSER  THAN  THOSE
SHOWN.

FINANCIAL HIGHLIGHTS


The following tables include selected per share data and other performance information for each Portfolio throughout each period derived from the audited financial statements of the Rodney Square Strategic Fixed-Income Fund. They should be read in conjunction with the Fund's financial statements and notes thereto appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1996, which is included, together with the auditor's unqualified report, as part of the Fund's Statement of Additional Information.

                                                                                             APRIL 2, 1991
                                                                                           (COMMENCEMENT OF
                                                                                            OPERATIONS) TO
                                                   FOR THE FISCAL YEARS ENDED OCTOBER 31,     OCTOBER 31,
                                               1996      1995      1994      1993      1992      1991
                                             ------    ------    ------    ------    ------    ------
DIVERSIFIED INCOME PORTFOLIO
NET ASSET VALUE -- BEGINNING OF PERIOD       $13.08    $12.42    $13.48    $13.20    $12.86    $12.50
                                             ------    ------    ------    ------    ------    ------
INVESTMENT OPERATIONS:
Net investment income......................    0.78      0.83      0.71      0.76      0.83      0.48
Net realized and unrealized gain (loss) on
investments................................  (0.13)      0.66    (1.02)      0.39      0.37      0.36
                                             ------    ------    ------    ------    ------    ------
 Total from investment operations..........    0.65      1.49    (0.31)      1.15      1.20      0.84
                                             ------    ------    ------    ------    ------    ------
Distributions:
From net investment income.................  (0.78)    (0.83)    (0.71)    (0.76)    (0.83)    (0.48)
From net realized gain on investments......     --        --    (0.04)    (0.11)   (0.03)         --
                                             ------    ------    ------    ------    ------    ------
 Total distributions.......................  (0.78)    (0.83)    (0.75)    (0.87)    (0.86)    (0.48)
                                             ------    ------    ------    ------    ------    ------
NET ASSET VALUE -- END OF PERIOD...........  $12.95    $13.08    $12.42    $13.48    $13.20    $12.86
                                             ======    ======    ======    ======    ======    ======
Total Return**.............................   5.18%    12.41%   (2.33)%     9.00%     9.58%     6.89%
Ratios (to average net assets)/Supplemental Data:
Expenses +.................................   0.65%     0.65%     0.65%     0.65%     0.65%    0.89%*
Net investment income......................   6.07%     6.56%     5.53%     5.65%     6.33%    6.64%*
Portfolio turnover rate....................  85.77%   116.40%    43.77%    24.22%    27.37%   78.45%*
Net assets at end of period (000 omitted).. $31,777   $32,214   $31,721   $40,971   $30,152   $24,171
Senior Securities:
Amount of reverse repurchase agreements out-
 standing at end of period (in thousands)..      $0        $0        $0        $0        $0        $0
Average daily amount of reverse repurchase
agreements outstanding during the period
 (in thousands)............................      $0        $0        $0        $0        $0      $162
Average daily number of shares outstanding
 during the period (in thousands)..........   2,545     2,492     2,960     2,660     2,109     1,279
Average daily amount of reverse repurchase
 agreements per share during the period....   $0.00     $0.00     $0.00     $0.00     $0.00     $0.13

                                            FOR THE FISCAL YEARS ENDED
                                                    OCTOBER 31,
                                               1996      1995      1994
                                             ------    ------    ------
MUNICIPAL INCOME PORTFOLIO

NET ASSET VALUE -- BEGINNING OF YEAR         $12.49    $11.64    $12.50
                                             ------    ------    ------
Investment Operations:
  Net investment income                        0.55      0.54      0.49
  Net realized and unrealized gain (loss)
    on investments                            (0.03)     0.85     (0.86)
                                             ------    ------    ------
  Total from investment operations             0.52      1.39     (0.37)
                                             ------    ------    ------
Distributions:
  From net investment income                  (0.55)    (0.54)    (0.49)
                                             ------    ------    ------
NET ASSET VALUE -- END OF YEAR               $12.46    $12.49    $11.64
                                             ======    ======    ======
TOTAL RETURN**                                4.24%    12.23%   (3.05)%
Ratios (to average net assets)/Supplemental Data:
Expenses++                                    0.75%     0.75%     0.75%
Net investment income                         4.41%     4.50%     4.13%
Portfolio turnover rate                      15.91%    42.08%    21.95%
Net assets at end of year (000 omitted)     $16,619   $16,570   $14,283

[FN]
*  Annualized
** These  results do not include the sales load.  If the sales load  had  been included, the returns would have been lower. The total return figure for the Diversified Income Portfolio for the fiscal period ended October 31, 1991 has not been annualized.
+ Wilmington Trust Company ("WTC") reimbursed a portion of the Portfolio's expenses, exclusive of advisory fees, for the fiscal period ended October 31, 1991. WTC waived a portion of its advisory fees for the fiscal years ended October 31, 1996, 1995, 1994, 1993 and 1992, and Rodney Square Management Corporation ("RSMC") waived a portion of its accounting services fee for the fiscal year ended October 31, 1992 and for the fiscal period ended October 31, 1991. If these expenses had been incurred by the Portfolio, the annualized ratio of expenses to average daily net assets for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992, and for the fiscal period ended October 31,1991, would have been 1.09%, 1.14%, 1.05%, 1.06%, 1.24% and 1.91%, respectively.
++ WTC waived its entire advisory fee and RSMC waived a portion of its administration and accounting services fee for the fiscal years ended October 31, 1996, 1995 and 1994. If these expenses had been incurred by the Portfolio, the annualized ratio of expenses to average daily net assets for the fiscal years ended October 31, 1996, 1995 and 1994, would have been 1.37%, 1.45% and 1.62%, respectively.

QUESTIONS AND ANSWERS ABOUT THE PORTFOLIOS

   The information provided in this section is qualified in its entirety by reference to the more detailed information elsewhere in this Prospectus.

WHAT ARE THE PORTFOLIOS' INVESTMENT OBJECTIVES?
       The Fund is an open-end, management investment company consisting of two separate diversified portfolios, the Diversified Income Portfolio and the Municipal Income
   Portfolio (each a "Portfolio" and collectively the "Portfolios"). The investment objectives of the Portfolios are as follows:

       DIVERSIFIED INCOME PORTFOLIO. This Portfolio seeks high total return, consistent with high current income, by investing principally in various types of investment grade fixed-income securities. (See "Investment Objectives and Policies -- Diversified Income Portfolio.")

       MUNICIPAL INCOME PORTFOLIO. This Portfolio seeks a high level of income exempt from federal income tax consistent with the preservation of capital. (See "Investment Objectives and Policies -- Municipal Income Portfolio.")

ARE  THERE  SPECIAL CONSIDERATIONS OR RISKS INVOLVED IN INVESTING
IN THE PORTFOLIOS?
       The value of each Portfolio's holdings of fixed-income securities generally varies inversely with the movement of market interest rates. Generally, if interest rates rise, prices of fixed-income securities fall; if interest rates fall, prices of fixed-income securities rise. In addition, the value of each Portfolio's holdings varies depending on the average duration and the credit quality of the holdings as well as general market factors. Generally, the longer the average duration of the holdings, the more fluctuations in value the Portfolio experiences when interest rates rise or fall.

       The Investment Adviser to the Portfolios may use options, futures contracts and (with respect to the Diversified Income Portfolio only) forward currency contracts to hedge against various market risks or to enhance potential gain. The use of options, futures contracts and forward currency contracts may entail special risks. (See "Appendix.")

       Depending on your tax bracket, your return from the Municipal Income Portfolio may be substantially higher than the after-tax return you would earn from comparable taxable investments. Shareholders pay no federal income tax on tax-exempt dividends paid by the Municipal Income Portfolio. However, those dividends may be subject to state and local income taxes. In addition, a portion of that Portfolio's dividends may be a tax preference item for purposes of the federal alternative minimum tax. Capital gain distributions from the Municipal Income Portfolio are subject to federal income tax, as well as state and local taxes. (See "Dividends, Other Distributions and Taxes.")

HOW CAN YOU BENEFIT BY INVESTING IN THE PORTFOLIOS RATHER THAN BY
INVESTING DIRECTLY IN THE FIXED-INCOME SECURITIES HELD  BY  THOSE
PORTFOLIOS?
       Investing in the Portfolios offers two key benefits.

       FIRST: Each Portfolio offers a way to keep money invested in a professionally managed portfolio of securities and at the same time to maintain daily liquidity. Of course, the proceeds to you upon redemption may be more or less than the cost of your shares. There are no minimum periods for investment and no fees will be charged upon redemption.

       SECOND:  Investors  in  each  Portfolio  need  not  become
   involved   with   the  detailed  bookkeeping   and   operating
   procedures normally associated with direct investment in the fixed-income securities held by the Portfolios.

WHO IS THE INVESTMENT ADVISER?
       Wilmington   Trust  Company  ("WTC")  is  the   Investment
   Adviser to the Portfolios.  (See "Management of the Fund.")

WHO IS THE ADMINISTRATOR, TRANSFER AGENT AND ACCOUNTING AGENT?
       Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of WTC, serves as Administrator and Transfer Agent of the Portfolios and provides accounting services for the Fund. (See "Management of the Fund.")

WHO IS THE DISTRIBUTOR?
       Rodney Square Distributors, Inc. ("RSD"), another wholly owned subsidiary of WTC, serves as the Fund's Distributor.
   (See "Management of the Fund.")

HOW DO YOU PURCHASE SHARES OF THE PORTFOLIOS?
       Each Portfolio is designed as an investment vehicle for individual investors, corporations and other institutional investors. The Municipal Income Portfolio is not, however, appropriate for purchase by tax-exempt institutions and individual retirement accounts and pension or profit-sharing plans (which already provide tax-deferred income to their participants). Shares of each Portfolio may be purchased at their net asset value next determined after a purchase order is received by RSMC and accepted by RSD, plus a sales load equal to a maximum of 3.50% of the offering price, subject to certain waivers and reductions. The minimum initial investment is $1,000, but additional investments may be made in any amount.

       Shares of each Portfolio are offered on a continuous basis by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust accounts or by clients of certain institutions such as banks or broker-dealers that have entered into servicing agreements with RSD through their accounts with those Service Organizations. Some Service Organizations may receive payments from RSD which are reimbursed by the Fund under a Plan of Distribution adopted with respect to each Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Shares may also be purchased directly by wire or by mail. (See
    "Purchase of Shares.")

       The Fund and RSD reserve the right to reject new account applications and to close, by redemption, an account without a certified Social Security or other taxpayer identification number.

       Please  call  WTC,  or  your Service Organization  or  the
   number   listed  below  for  further  information  about   the
   Portfolios or for assistance in opening an account.

             NATIONWIDE              (800) 336-9970

HOW DO YOU REDEEM SHARES OF THE PORTFOLIOS?
       If you purchased shares of a Portfolio through an account at WTC or a Service Organization, you may redeem all or any of your shares in accordance with the instructions pertaining to that account. Other shareholders may redeem any or all of their shares by telephone or mail. There is no fee charged upon redemption. (See "Redemption of Shares.")

HOW ARE DIVIDENDS PAID?
       Income dividends for each Portfolio are declared daily and distributed monthly and net realized capital gains, if any, are distributed annually, after the close of the Fund's fiscal year (October 31st). Shareholders may elect to receive dividends and/or other distributions in cash by checking the distribution option on the Application & New Account Registration form at the end of this Prospectus ("Application"). (See "Dividends, Other Distributions and Taxes.")

ARE EXCHANGE PRIVILEGES AVAILABLE?
       You may exchange all or a portion of your Portfolio shares for shares of the other Portfolio or for any of the other funds in the Rodney Square complex, subject to certain conditions. (See "Exchange of Shares.")

INVESTMENT OBJECTIVES AND POLICIES

DIVERSIFIED INCOME PORTFOLIO
   The Diversified Income Portfolio seeks high total return, consistent with high current income, by investing principally in various types of investment grade fixed-income securities.

   WTC expects to maintain a short to intermediate average duration for the Diversified Income Portfolio. Duration measures the impact of a change in interest rates on the value of the fixed-income securities held by the Portfolio, taking into account any possible calls or early redemptions. Under normal market conditions, the average dollar weighted duration of securities held by the Portfolio will fall within a range of 2 1/2 to 4 years.

   Under   normal  market  conditions,  the  Diversified   Income
Portfolio invests at least 65% of its total assets in fixed-income securities. The composition of the Portfolio's holdings varies depending upon WTC's analysis of the fixed-income markets including, but not limited to, analysis of the most attractive segments of the yield curve, the relative value of different sectors of the fixed-income markets and expected trends in those markets. By maintaining a short to intermediate average duration, WTC seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by income funds with longer average durations, although that strategy may reduce the level of income attained by the Portfolio. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility. (See "Both Portfolios -- Special Considerations or Risks.")

   Securities purchased by the Diversified Income Portfolio may be purchased on the basis of their yield or potential capital appreciation or both. Because WTC seeks to maintain a short to intermediate average duration, yield usually is the more significant component of the Portfolio's total return.

   The Diversified Income Portfolio invests only in investment grade securities which are rated, at the time of purchase, in the top four categories by a nationally recognized statistical rating organization such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of the McGraw Hill Companies, Inc. ("S&P ") or, if not rated, are determined by WTC to be of comparable quality. (See "Both Portfolios -- Special Considerations or Risks" and the Statement of Additional Information for further information regarding ratings and the characteristics of securities rated in the top four rating categories.)

   The Portfolio may invest in: bank obligations; corporate bonds, notes and commercial paper; convertible securities;
foreign government and private debt obligations; guaranteed investment contracts; mortgage-backed securities; municipal securities; participation interests; asset-backed securities; preferred stock; supranational agency debt obligations; and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Short-term debt obligations in which the Portfolio may invest include certificates of deposit, time deposits, bankers' acceptances, commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization, such as Moody's or S&P or, if not rated, determined by WTC to be of comparable quality and U.S. Government obligations. The Portfolio may also engage in the following investment strategies: entering into repurchase agreements fully collateralized by U.S. Government obligations and reverse repurchase agreements; purchasing and writing or selling options, futures contracts, options on futures contracts or forward currency contracts; short selling; and lending portfolio securities. (See "Appendix.")

   When in WTC's judgment, economic or market conditions make pursuing the Diversified Income Portfolio's basic investment strategy inconsistent with the best interests of its shareholders, WTC may temporarily use alternative strategies. In implementing these strategies, the Portfolio may invest in longer term fixed-income securities or short-term debt obligations such that the Portfolio's overall average duration falls within a range of 0 to 6 years.

MUNICIPAL INCOME PORTFOLIO
   The Municipal Income Portfolio seeks a high level of income exempt from federal income tax consistent with the preservation of capital. As a fundamental policy, under normal market conditions, the Municipal Income Portfolio seeks to achieve this objective by investing at least 80% of its net assets in a diversified portfolio of municipal securities providing interest income that is exempt, in the opinion of counsel for the issuer, from federal income tax.

   WTC expects to maintain an intermediate average duration for the Municipal Income Portfolio. Duration measures the impact of a change in interest rates on the value of the fixed-income securities held by the Portfolio, taking into account any possible calls or early redemptions. Under normal market conditions, the average dollar weighted duration of securities held by the Portfolio will fall within a range of 4 to 8 years.

   Under   normal   market  conditions,  the   Municipal   Income
Portfolio invests at least 65% of its total assets in fixed-income securities. The composition of the Portfolio's holdings varies depending upon WTC's analysis of the municipal securities market including, but not limited to, analysis of the most attractive segments of the yield curve, the relative value of different market sectors and supply versus demand pressures. By maintaining an intermediate average duration and maturity, WTC seeks to protect the Portfolio's principal value by reducing the fluctuations in value relative to those that may be experienced by municipal funds with longer average durations and maturities, although that strategy may limit the level of income attained by the Portfolio as compared to income that may be attained from securities with longer durations and maturities. (See "Both Portfolios -- Special Considerations or Risks.")

   The Municipal Income Portfolio invests only in investment grade securities which are rated, at the time of purchase, in the top four categories by a nationally recognized statistical rating organization such as Moody's or S&P or, if not rated, are determined by WTC to be of comparable quality. (See "Both Portfolios -- Special Considerations or Risks" and the Statement of Additional Information for further information regarding ratings and the characteristics of securities rated in the top four rating categories.)

   Additionally, the Portfolio may invest without limit in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the federal alternative minimum tax ("private activity securities"). The Portfolio expects to invest 100% of its net assets in municipal securities that provide interest income that is exempt from regular federal income tax; however, up to 20% of its net assets may be invested in other types of fixed-income securities that provide federally taxable income, such as U.S. Government obligations, bank obligations or corporate bonds, under certain market conditions. The Portfolio may also enter into repurchase agreements and invest in investment companies that seek to maintain a stable net asset value (money market funds).

   When in WTC's judgment, economic or market conditions make pursuing the Municipal Income Portfolio's basic investment strategy inconsistent with the best interests of its shareholders, WTC may temporarily use alternative defensive strategies, primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest in short-term municipal obligations (obligations that have maturities no longer than one year from the time of purchase), including tax anticipation notes, bond anticipation notes, revenue anticipation notes and construction loan notes that are issued to meet the short-term funding requirements of local, regional and state governments. If short-term municipal obligations are not available, or appear overpriced relative to other types of fixed-income securities, the Portfolio may invest in taxable short-term debt obligations, including certificates of deposit, time deposits, bankers' acceptances, commercial paper rated in the highest category by a nationally recognized statistical rating organization such as Moody's or S&P or, if not rated, determined by WTC to be of comparable quality, U.S. Government obligations and repurchase agreements fully collateralized by U.S. Government obligations.

   The Municipal Income Portfolio will not invest more than 25% of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any industry. However, the 25% limitation does apply to municipal securities backed by the assets and revenues of non-governmental users, such as the private operators of educational, hospital or housing facilities. WTC may determine that the yields available from concentrating in obligations in a particular market sector or political subdivision justify the risk that the performance of the Portfolio may be adversely affected by economic, business, political and other developments related to that market sector or political subdivision. Under such market conditions, the Portfolio may invest more than 25% of its assets in sectors of the municipal securities market such as health care or housing, or in securities relating to any one political subdivision, such as a given state or U.S. territory, and will then be subject to any special risks attendant on that sector or jurisdiction. At any given point in time, the Portfolio may have more than 25% of its assets invested in one of the three general categories of municipal obligations -- general obligation bonds, revenue or special obligation bonds and private activity bonds. (See "Appendix.")

   SPECIAL CONSIDERATIONS. Proposed tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt municipal securities, as well as the tax-exempt nature of interest paid on those securities.
If the availability of tax-exempt securities for investment or the value of the Municipal Income Portfolio's holdings could be materially affected by such changes in the law, the Trustees would reevaluate the Portfolio's investment objective and policies or consider the Portfolio's dissolution.

BOTH PORTFOLIOS
   Both Portfolios may invest in securities with fixed, variable or floating interest rates or in zero coupon securities. These securities may have various buy-back features that permit the Portfolios to recover principal by tendering the securities to the issuer or a third party. The Portfolios may also purchase participation interests in fixed-income securities or in pools of fixed-income securities. Certain of the securities purchased by the Portfolios may be considered illiquid; certain securities may be purchased on a when-issued or delayed delivery basis. For further information about the Portfolios' investments and investment strategies, see the Appendix to this Prospectus and the Statement of Additional Information.

   SPECIAL CONSIDERATIONS OR RISKS. Each Portfolio's net asset value per share will fluctuate, and an investor's redemption proceeds may be higher or lower than the cost of the shares when initially purchased. The value of the Portfolios' investments may change in response to changes in interest rates and the relative financial strength and creditworthiness of each issuer. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of those securities generally decline.

   Each Portfolio invests only in securities that are rated, at the time of purchase, in the four highest rating categories by a nationally recognized statistical rating organization such as Moody's or S&P or, if not rated, are determined by WTC to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Portfolio will receive the anticipated yield on the security.
Moreover,  ratings  may  change after a  security  is  purchased.
Moody's considers securities in the fourth highest rating category (Baa) to have speculative characteristics. Such securities tend to have higher yields, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than is the case for more highly rated securities of similar maturities. The Portfolio may acquire securities insured by private insurance companies or supported by letters of credit furnished by domestic or foreign banks. In those instances, WTC monitors the financial condition of the parties whose creditworthiness is relied upon in determining the credit quality of the securities. A change in the rating of a security, in the issuer's ability to make payments of interest and principal, in a credit provider's ability to provide credit support or in the market's perception of those factors will affect the value of the security, and WTC will reevaluate the security to determine whether the Portfolio should continue to hold it under the changed conditions.

   The ability of the Portfolios to buy and sell securities may be limited at any particular time and with respect to any particular security. The amount of information about the financial condition of an issuer of municipal securities may not be as extensive as information about corporations whose securities are publicly traded. Generally, the secondary market for municipal securities is less liquid than that for taxable fixed-income securities. WTC closely monitors the liquidity of securities that the Portfolios hold and, in the case of certain securities such as restricted securities that may be sold only to institutional investors or unrated municipal lease obligations, makes liquidity determinations in accordance with guidelines adopted by the Board of Trustees.

   Certain securities held by each Portfolio may permit the issuer at its option to call or redeem the securities. If an issuer redeems securities held by a Portfolio during a period of declining interest rates, the Portfolio may not be able to invest the proceeds in securities providing the same investment return as the securities redeemed. During a period of declining interest rates, securities held by the Portfolios may have market values that are higher than the principal amounts payable at maturity. Although this "premium " value is amortized over the period remaining until maturity, an investor who purchases shares of a Portfolio during a period of declining interest rates may face an increased risk of capital loss if the securities are called or redeemed before maturity.

   WTC  may make frequent changes in the Portfolios' investments, particularly  during  periods  of  rapidly  fluctuating  interest
rates.   These frequent changes involve transaction costs to  the
Portfolio and may result in taxable capital gains.

   DERIVATIVES. Some of the Portfolios' investments may be referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar instruments that may be used in hedging and related income strategies. There is only limited consensus as to what constitutes a "derivative" security. However, in the view of WTC, derivatives include "stripped" securities, specially structured types of mortgage-backed, asset-backed and municipal securities, such as interest only, principal only and inverse floaters, and U.S. dollar-denominated securities whose value is linked to foreign securities. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative may pose its own special risks. WTC takes these risks into account in its management of the Portfolios.

   OTHER INVESTMENTS. From time to time additional types of fixed-income securities, financial products and risk management techniques are developed. WTC may consider use of these securities, products and techniques by either Portfolio, consistent with its investment objectives and policies, as well as regulatory and tax considerations.

   PORTFOLIO TURNOVER. The frequency of portfolio transactions and a Portfolio's turnover rate will vary from year to year depending on market conditions. The portfolio turnover rate for the Diversified Income Portfolio for the years ended October 31, 1996 and 1995 was 85.77% and 116.40%, respectively. The portfolio turnover rate for the Municipal Income Portfolio for the years ended October 31, 1996 and 1995 was 15.91% and 42.08%, respectively. The high turnover rate for the Diversified Income Portfolio for the year ended October 31, 1995 was due in part to the repositioning of the Portfolio in response to a dramatic shift in market conditions as a result of changes in interest rates.

   OTHER INFORMATION. There can be no assurance that the Portfolios will achieve their respective investment objectives. The investment objective of each Portfolio is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act). Unless otherwise noted, the investment policies discussed above are non-fundamental and may be changed by the Board of Trustees without shareholder approval. Additional fundamental and non-fundamental investment policies and limitations are described in the Appendix to this Prospectus and in the Statement of Additional Information.

PURCHASE OF SHARES

   HOW TO PURCHASE SHARES. Portfolio shares are offered on a continuous basis by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust accounts, or by clients of Service Organizations through their Service Organization accounts. WTC and Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Portfolio shares. A trust account at WTC includes any account for which the account records are maintained on the trust system at WTC. Persons wishing to purchase Portfolio shares through their accounts at WTC or a Service Organization should contact that entity directly for appropriate instructions. Other investors may purchase Portfolio shares by mail or by wire as specified below.

   BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to The Rodney Square Strategic Fixed-Income Fund, indicating the Portfolio you have selected, along with a completed Application (included at the end of this Prospectus), to The Rodney Square Strategic Fixed-Income Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to The Rodney Square Strategic Fixed-Income Fund, c/o Rodney Square Management Corporation, Rodney Square North, 1105 North Market Street, Wilmington, DE 19801. If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you purchase by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

   BY WIRE: You may purchase shares by wiring federal funds. To advise the Fund of the wire, and if making an initial purchase, to obtain an account number, you must telephone RSMC at (800) 336-
9970.   Once  you have an account number, instruct your  bank  to
wire federal funds to RSMC, c/o Wilmington Trust Company, Wilmington DE--ABA #0311-0009-2, attention: The Rodney Square Strategic Fixed-Income Fund, DDA#2610-605-2, further credit--your account number, the desired Portfolio and your name. If you make an initial purchase by wire, you must promptly forward a completed Application to RSMC at the address stated above under "By Mail."

   INDIVIDUAL RETIREMENT ACCOUNTS. Shares of the Diversified Income Portfolio may be purchased for a tax-deferred retirement plan such as an individual retirement account ("IRA"). For an Application for an IRA and a brochure describing the Diversified Income Portfolio IRA, call RSMC at (800) 336-9970. WTC makes available its services as IRA custodian for each shareholder account that is established as an IRA. For these services, WTC receives an annual fee of $10.00 per account, which fee is paid directly to WTC by the IRA shareholder. If the fee is not paid by the date due, Diversified Income Portfolio shares owned by the IRA will be redeemed automatically for purposes of making the payment.

   AUTOMATIC INVESTMENT PLAN. Shareholders may purchase Portfolio shares through an Automatic Investment Plan. Under the Plan, RSMC, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the $1,000 minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) on or about the 20th day of the month. To apply for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus, or call RSMC at
(800) 336-9970. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service may also not be available for Service Organization clients who are provided similar services by those organizations.

   ADDITIONAL PURCHASE INFORMATION. The minimum initial investment is $1,000, but subsequent investments may be made in any amount. WTC and Service Organizations may impose additional minimum customer account and other requirements in addition to this minimum initial investment requirement. The Fund and RSD each reserves the right to reject any purchase order and may suspend the offering of shares of either Portfolio for a period of time.

   Purchase orders received by RSMC and accepted by RSD before the close of regular trading on the Exchange on any Business Day of the Fund will be priced at the net asset value per share that is determined as of the close of regular trading on the Exchange. (See "How Net Asset Value is Determined.") Purchase orders received by RSMC and accepted by RSD after the close of regular trading on the Exchange will be priced as of the close of regular trading on the Exchange on the following Business Day of the Fund. A "Business Day" of the Fund is any day on which the Exchange, RSMC and the Philadelphia branch office of the Federal Reserve are open for business. The following are not Business Days of the Fund: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

   It is the responsibility of WTC or the Service Organization involved to transmit orders for the purchase of shares by its customers to RSMC and to deliver required funds on a timely basis, in accordance with the procedures previously stated.

   OFFERING PRICE. Shares of each Portfolio are offered at its net asset value next determined after a purchase order is received by RSMC and accepted by RSD, plus a sales load which, unless shares were purchased under one of the reduced sales load plans described below, will vary with the size of the purchase shown as follows:


SALES LOAD SCHEDULE
                     SALES LOAD AS A PERCENTAGE OF   DISCOUNT TO SERVICE
                                   NET AMOUNT       ORGANIZATIONS AS A
                       OFFERING   INVESTED (NET       PERCENTAGE OF
AMOUNT OF PURCHASE      PRICE      ASSET VALUE)       OFFERING PRICE

  Up to  --$ 24,999     3.50%         3.63%                3.05%
$25,000  --$ 49,999     3.00          3.09                 2.60
$50,000  --$ 99,999     2.50          2.56                 2.15
$100,000 --$ 249,999    2.00          2.04                 1.70
$250,000 --$ 499,999    1.50          1.52                 1.25
$500,000 --$ 999,999    0.50          0.50                 0.40
$1,000,000 and over     0.00          0.00                 0.00


   REDUCED SALES LOAD PLANS. Shares may be purchased at reduced charges through two reduced sales load plans: (1) a right of accumulation that permits a purchase of shares of a Portfolio to be aggregated with shares of the other Portfolio, as well as shares of other funds in the Rodney Square complex on which the shareholder has already paid a sales load, that are held in the purchaser's account or in related accounts; and (2) a Letter of Intent ("LOI") that permits a purchase of shares of a Portfolio to be aggregated with future purchases of shares of that Portfolio, as well as with shares of the other Portfolio and the other Rodney Square funds that are subject to a sales load, within a thirteen-month period.

   The right of accumulation results in a reduced sales load because the sales load imposed is based on the total dollar amount of Portfolio shares being purchased, plus the current net asset value of shares of the Portfolio and shares of other Rodney Square funds on which a sales load has already been paid that are held in the purchaser's and related accounts at the time of purchase. Related accounts include other individual accounts, joint accounts, spouse's accounts and accounts for children who are under the age of 21 (but only if the purchaser serves as a guardian, trustee or custodian for the account under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act) and/or living at the same residence.

   The LOI program also results in a reduced sales load because purchases of shares of the Portfolios and other Rodney Square funds that are subject to a sales load made within a thirteen-month period, starting with the first purchase made pursuant to the LOI, are aggregated for purposes of calculating the sales load applicable to each purchase. In order to qualify under an LOI, purchases must be made in the same account; purchases made for related accounts may not be aggregated. The minimum investment under an LOI is $25,000. The LOI is not a binding obligation to purchase any amount of shares, but its execution, if fulfilled, will result in the shareholder's paying a reduced sales load on the total anticipated amount of the purchase.

   The LOI is included as part of the Application at the end of this Prospectus. Investors should submit a completed LOI to The Rodney Square Strategic Fixed-Income Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase not originally made pursuant to an LOI may be included under an LOI executed within 90 days of that purchase, if the purchaser informs RSMC in writing of this intent within the 90-day period. This prior purchase will count toward fulfillment of the LOI; however, the sales load on any previous purchase will not be adjusted downward.

   If the total amount of shares purchased does not equal the amount stated in the LOI by the end of the eleventh month, the investor will be notified in writing by RSMC of the amount purchased to date, the amount required to complete the LOI and the expiration date. Also, at this time the investor will be notified of the actions to be taken by RSMC if the LOI expires unfulfilled. Shares having a value equal to 5% of the total amount to be purchased over the thirteen-month period will be held in escrow during that period. If the total amount of shares purchased by the expiration date does not equal the amount stated in the LOI, RSMC will reduce the shares held in escrow by the difference between the sales load on the shares purchased at the reduced rate and the sales load applicable to the shares actually purchased, and the balance of the shares then will be released from the escrow.

   SALES LOAD WAIVERS. Shares of each Portfolio may be purchased at net asset value by "those entitled to a Sales Load Waiver" which is defined as those employees, retirees and their immediate family (spouses and children under 21 years of age), officers and trustees/directors of the Fund or of WTC and its affiliates, any account at WTC for which account records are maintained on WTC's trust system, employees of Service Organizations, and clients or classes of clients of Service Organizations which have entered into a special Service Organization agreement with RSD, the terms of which provide that no sales load will be charged on purchases by such clients. Portfolio shares may also be purchased at net asset value by reinvesting dividends and other distributions.

SHAREHOLDER ACCOUNTS

   RSMC, as Transfer Agent, maintains for each shareholder an account expressed in terms of full and fractional shares of each Portfolio rounded to the nearest 1/1000th of a share.

   In the interest of economy and convenience, the Fund does not issue share certificates. Each shareholder is sent a statement at least quarterly showing all purchases in or redemptions from the shareholder's account. The statement also sets forth the balance of shares held in the account by Portfolio.

   Due to the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to close any account with a current value of less than $500 by redeeming all shares in the account and transferring the proceeds to the shareholder. Shareholders will be notified if their account value is less than $500 and will be allowed 60 days in which to increase their account balance to $500 or more before the account is closed. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

REDEMPTION OF SHARES

   Shareholders may redeem their shares by mail or by telephone as described below. If you purchased your shares through an account at WTC or a Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemptions. Redemption requests should be accompanied by the
Fund's name, the Portfolio's name and your Portfolio account number.

   BY MAIL: Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature by an institution acceptable to the Fund's Transfer Agent, such as a bank, broker, dealer, municipal securities dealer, government securities dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association ("eligible institution"), to: The Rodney Square Strategic Fixed-Income Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A redemption order sent by overnight mail should be sent to The Rodney Square Strategic Fixed-Income Fund, c/o Rodney Square Management Corporation, Rodney Square North, 1105 North Market
Street, Wilmington, DE 19801. The redemption order should indicate the Fund's name, the Portfolio's name, the Portfolio account number, the number of shares or dollar amount you wish to redeem and the name of the person in whose name the account is registered. A signature and a signature guarantee are required for each person in whose name the account is registered.

   BY TELEPHONE: Shareholders who prefer to redeem their shares by telephone may elect to apply in writing for telephone redemption privileges by completing an Application for Telephone Redemptions (included at the end of this Prospectus) which describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder. When redeeming by telephone, you must indicate your name, the Fund's name, the Portfolio's name, the Portfolio account number, the number of shares or dollar amount you wish to redeem and certain other information necessary to identify you as the shareholder. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine, and if such procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach RSMC by telephone, you may make a redemption request by mail.

   ADDITIONAL REDEMPTION INFORMATION. You may redeem all or any part of the value of your account on any Business Day of the Fund. Redemptions are effected at the net asset value next calculated after RSMC has received your redemption request. (See "How Net Asset Value Is Determined.") The Fund imposes no fee when shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis.

   Redemption checks are mailed on the next Business Day of the Fund following acceptance of redemption instructions but in no event later than 7 days following such receipt and acceptance. Amounts redeemed by wire are normally wired on the next Business Day of the Fund after receipt and acceptance of redemption instructions (if received by RSMC before the close of regular trading on the Exchange), but in no event later than 7 days following such receipt and acceptance. If the shares to be redeemed represent an investment made by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

   Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Alternatively, proceeds may be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for a minimum of 60 days. In order to authorize the Fund to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account which you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when shares are held by a corporation, other organization, trust, fiduciary or other institutional investor.

   For more information on redemptions, contact RSMC or, if your shares are held in an account with WTC or a Service Organization, contact WTC or the Service Organization.

   REINSTATEMENT PRIVILEGE. Shareholders who have redeemed shares of a Portfolio have a one-time privilege to reinstate their account without a sales load up to the dollar amount redeemed by purchasing shares of that Portfolio within 30 days of the redemption. Shareholders must indicate in writing that they are exercising this privilege and provide evidence of the redemption date and the amount of redemption proceeds. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds.

   SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own shares of a Portfolio with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. For an Application for the Systematic Withdrawal Plan, check the appropriate box of the Application at the end of this Prospectus or call RSMC at (800) 336-9970. Under the Plan, shareholders may automatically redeem a portion of their Portfolio shares monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at their net asset value at the close of the Exchange on or about the 25th day of the month. If you expect to purchase additional Portfolio shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences and may cause you to pay a sales load on amounts withdrawn shortly thereafter. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service may also not be available for Service Organization clients who are provided similar services by those organizations.

EXCHANGE OF SHARES

   EXCHANGES AMONG THE RODNEY SQUARE FUNDS. You may exchange all or a portion of your shares in a Portfolio for shares of the other Portfolio or any of the other funds in the Rodney Square complex that currently offer their shares to investors. These other Rodney Square funds are:

   THE RODNEY SQUARE FUND, each portfolio of which seeks a high level of current income consistent with the preservation of capital and liquidity by investing in money market instruments pursuant to its investment practices. Its portfolios are:

       U.S.   GOVERNMENT   PORTFOLIO,  which  invests   in   U.S.
   Government obligations and repurchase agreements involving such obligations.

       MONEY MARKET PORTFOLIO, which invests in U.S. dollar-denominated obligations of major banks, prime commercial paper and corporate obligations, U.S. Government obligations, high quality municipal securities and repurchase agreements involving U.S. Government obligations.

   THE RODNEY SQUARE TAX-EXEMPT FUND, which seeks as high a level of interest income, exempt from federal income tax, as is consistent with a portfolio of high quality, short-term municipal obligations, selected on the basis of liquidity and stability of principal.

   THE RODNEY SQUARE MULTI-MANAGER FUND, which uses multiple portfolio advisers to manage the Growth Portfolio of assets and seeks superior long-term capital appreciation by investing in securities of companies which are judged to possess strong growth characteristics.

   A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by RSMC of the request, and a purchase of shares through an exchange will be effected at the net asset value per share determined at that time or as next determined thereafter, plus the applicable sales load, if any. The net asset values per share of the Rodney Square Fund portfolios and the Tax-Exempt Fund are determined at 12 noon, Eastern time, on each Business Day. The net asset values per share of the Portfolios and the Growth Portfolio are determined at the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time), on each Business Day.

   A sales load will apply to exchanges into a Portfolio from either of the Rodney Square Fund portfolios or the Tax-Exempt Fund, except that no sales load will be charged if the exchanged shares were acquired by a previous exchange and are shares on which you paid a sales load or which represent reinvested dividends and other distributions of such shares. In addition, shares of the Rodney Square Fund portfolios or the Tax-Exempt Fund may be exchanged for shares of the Portfolios without a sales load by those entitled to a Sales Load Waiver. A sales load will not apply to other exchanges into the Portfolios or from the Portfolios. Shares of either Portfolio must be held at least 90 days before they can be exchanged for shares of the Growth Portfolio without an additional sales load, unless the shares to be exchanged represent reinvested dividends and other distributions or you are eligible for a Sales Load Waiver.

   Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's Portfolio account of less than $500.

   To obtain prospectuses of the other Rodney Square funds contact RSD. To obtain more information about exchanges, or to place exchange orders, contact RSMC, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Fund, on behalf of the Portfolios, reserves the right to terminate or modify the exchange offer described here and will give shareholders 60 days' notice of such termination or modification when required by Securities and Exchange Commission ("SEC") rules. This exchange offer is valid only in those jurisdictions where the sale of the Rodney Square fund shares to be acquired through such exchange may be legally made.

HOW NET ASSET VALUE IS DETERMINED

   RSMC determines the net asset value per share of each Portfolio as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day of the Fund. The net asset value per share of each Portfolio is calculated by dividing the total current market value of all of a Portfolio's assets, less all its liabilities, by the total number of the Portfolio's shares outstanding.

   The Portfolios value their assets based on their current market prices when market quotations are readily available. Current market prices are generally not readily available for municipal securities; current market prices may also be unavailable for other types of fixed-income securities held by the Portfolios. To determine the value of those securities, RSMC may use a pricing service that takes into account not only developments related to the specific securities, but also transactions in comparable securities. The value of fixed-income securities maturing within 60 days of the valuation date may be determined by valuing those securities at amortized cost. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees of the Fund.

   The assets held by the Diversified Income Portfolio which are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that RSMC determines the daily net asset value per share. That Portfolio does not, however, convert its foreign currency-denominated assets into U.S. dollars on a daily basis.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

   DIVIDENDS AND OTHER DISTRIBUTIONS. The net investment income earned by each Portfolio is declared as a dividend daily and paid to its shareholders ordinarily on the first Business Day of the following month, but in no event later than 7 days after the end of the month in which the dividends are declared. Net investment income of a Portfolio is determined immediately prior to the determination of its net asset value per share on each Business Day (see "How Net Asset Value Is Determined ") and consists of interest accrued and original issue discount (and, in the case of the Municipal Income Portfolio, if it so elects, market discount on tax-exempt securities) earned on its investments less amortization of any premium and accrued expenses. A dividend is payable to shareholders of a Portfolio who redeem, but not to shareholders who purchase, shares of the Portfolio on the day the dividend is declared. Dividends paid by a Portfolio are automatically reinvested in additional shares of the Portfolio on the payment date at their current net asset value per share, unless the shareholder elects on the Application to receive dividends or other distributions, or both, in cash, in the form of a check.

   Each Portfolio makes annual distributions of realized net short-term capital gain and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, and the Diversified Income Portfolio annually distributes net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by the Portfolio. Distributions by a Portfolio of these gains are automatically reinvested in additional shares of the Portfolio on the payment date at their current net asset value per share, unless the shareholder elects on the Application to receive dividends or other distributions, or both, in cash, in the form of a check.

   FEDERAL TAX. Each Portfolio intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on that part of its investment company taxable income (generally consisting of taxable net investment income, net short-term capital gain and, in the case of the Diversified Income Portfolio, net realized gains from certain foreign currency transactions, if any) and net capital gain that is distributed to its shareholders. While both Portfolios may invest in securities the interest on which is subject to federal income tax and securities the interest on which is exempt from that tax, under normal conditions the Diversified Income Portfolio will invest primarily in taxable securities and the Municipal Income Portfolio will invest primarily in tax-exempt securities.

   Distributions by the Municipal Income Portfolio of the excess of interest income on tax-exempt securities over certain amounts disallowed as deductions, as designated by the Portfolio ("exempt-interest dividends"), may be treated by its shareholders as interest excludable from gross income. However, exempt-interest dividends are included in a shareholder's "modified adjusted gross income" for purposes of determining whether any portion of the shareholder's Social Security or railroad retirement benefits are subject to federal income tax. A portion of the exempt-interest dividends paid by that Portfolio may be a tax preference item for purposes of the federal alternative minimum tax. Dividends from each Portfolio's investment company taxable income (whether paid in cash or reinvested in additional shares)
generally are taxable to its shareholders as ordinary income. Distributions of a Portfolio's net capital gain (whether paid in cash or reinvested in additional shares), when designated as such by the Portfolio, are taxable to its shareholders as long-term capital gains, regardless of the length of time they have held
their  shares.   Early  in  each calendar  year,  each  Portfolio
notifies its shareholders of the amount and federal tax status of dividends and capital gain distributions paid (or deemed paid) by the Portfolio during the preceding year.

   Interest   on   indebtedness  incurred  or  continued   by   a
shareholder to purchase or carry Municipal Income Portfolio shares will not be deductible to the extent that Portfolio's distributions consist of exempt-interest dividends.

   Each Portfolio is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Portfolio with a certified taxpayer identification number. Each Portfolio also is required to withhold 31% of all taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding. In connection with this withholding requirement, unless an investor has indicated that he or she is subject to backup withholding, the investor must certify on the Application that the Social Security or other taxpayer identification number provided thereon is correct and that the investor is not otherwise subject to backup withholding.

   A redemption of Portfolio shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid). Similar tax consequences generally will result from an exchange of shares of one Portfolio for shares of the other Portfolio or for shares of another fund in the Rodney Square complex. (See "Exchange of Shares.") Special rules apply, however, when a shareholder (1) disposes of shares of a Portfolio through a redemption or exchange within 90 days after purchase thereof and (2) subsequently acquires shares of the same Portfolio, the other Portfolio or any Rodney Square fund on which a sales load normally is imposed ("load fund") without paying any sales load because of the reinstatement privilege (see "Redemption of Shares") or the exchange privilege. In these cases, any gain on the disposition of the original Portfolio shares will be increased, or loss thereon decreased, by the amount of the sales load paid when the shares were acquired; and that amount will increase the adjusted basis of the load fund shares subsequently acquired. Moreover, if Portfolio shares are purchased within 30 days of redeeming other shares of that Portfolio at a loss (whether pursuant to the reinstatement privilege or otherwise), that loss will not be deductible to the extent of the amount reinvested, and an adjustment in that amount will be made to the shareholder's basis for the newly purchased shares. If a shareholder holds shares in a Portfolio for six months or less, and sells any of those shares at a loss, the loss is reduced by the amount of exempt-interest dividends received by the shareholder with respect to those shares, and the remaining loss is treated as a long-term, rather than a short-term, capital loss to the extent of capital gain distributions received on those shares.

   STATE AND LOCAL TAXES. The exemption of certain interest income for federal income tax purposes does not necessarily mean that such income is exempt under the income or other tax laws of any state or local taxing authorities. Shareholders may be exempt from state and local taxes on distributions of interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but generally are taxed on income derived from obligations of other jurisdictions. Early each calendar year, the Municipal Income Portfolio notifies its shareholders of the portion of their tax-exempt income attributable to each state for the preceding year.

   The foregoing is only a summary of some of the important income tax considerations generally affecting the Portfolios and their shareholders; a further discussion appears in the Statement of Additional Information. In addition to these considerations, which are applicable to any investment in the Portfolios, there may be other federal, state or local tax considerations applicable to a particular investor. Prospective investors are therefore urged to consult their tax advisers with respect to the effects of an investment on their own tax situations.

PERFORMANCE INFORMATION

   All performance information advertised by each Portfolio is based on historical performance of the Portfolio, shows the performance of a hypothetical investment and is not intended to indicate future performance. Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, a Portfolio's yield and net asset value will vary depending upon, among other things, changes in market conditions and the level of the Portfolio's operating expenses. The Fund's annual report to shareholders contains information with respect to the performance of each Portfolio. The annual report is available upon request and free of charge.

   YIELD. From time to time, quotations of each Portfolio's "yield" may be included in advertisements, sales literature or shareholder reports. Quotations of the Municipal Income Portfolio's "tax-equivalent yield" may also be included in advertisements, sales literature or shareholder reports. These quotations, as calculated in accordance with regulations of the SEC, reflect deduction of the maximum 3.50% sales load and may differ from a Portfolio's net investment income, as calculated for financial reporting purposes. The yields quoted are historical and not a prediction of future yields.

   The yield of a Portfolio refers to the net investment income generated by the Portfolio over a specified thirty-day (one month) period. This income is then annualized. That is, the amount of income generated by the Portfolio during that thirty-day period is assumed to be generated during each month over a 12-month period and is shown as a percentage. The effective yield is expressed similarly, but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

   The Municipal Income Portfolio's tax-equivalent yield is calculated by determining the yield that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of that Portfolio's yield, assuming certain tax brackets for a Portfolio shareholder. That formula is:



                The
         Portfolio's Yield            The Shareholder's
       ------------------------   =   Tax-Equivalent Yield
      100% - The Shareholder's
             Tax Bracket

   For example, if the shareholder is in the 39.6% tax bracket and can earn a tax-exempt yield of 5.0%, the tax-equivalent yield would be 8.28%:



                 5.0%
       ------------------------   =          8.28%
             100% - 39.6%


   TOTAL RETURN. From time to time, quotations of each Portfolio's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return will show percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000, net of the Portfolio's maximum 3.50% sales load, assuming the investment has been held for periods of one year, five years and ten years, as of a stated ending date. If the Portfolio has not been in operation for those time periods, the life of the Portfolio will be used where applicable. Standardized Return assumes that all dividends and other distributions were reinvested in additional shares of the Portfolio.

   In addition, each Portfolio may advertise other total return performance data ("Non-Standardized Return"). Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and other distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted and may or may not reflect the maximum 3.50% sales load; where not included, the inclusion of the sales load would reduce the Non-Standardized Return.

   Non-Standardized Return may consist of a cumulative percentage rate of return, an average annual percentage rate of return, actual year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in a Portfolio for various periods. To illustrate the components of overall performance, the cumulative and average annual returns of a Portfolio may be separated into income results and capital gain or loss. The total return of a Portfolio is increased to the extent that either WTC or RSMC has waived all or a portion of its fees or reimbursed all or a portion of the Portfolio's expenses.

   Past performance is no guarantee of future performance.

MANAGEMENT OF THE FUND

   The Fund's Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Portfolios and their shareholders.

   INVESTMENT ADVISER. WTC, a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company, is the Investment Adviser of the Portfolios. Under an Advisory Agreement with the Fund, dated April 1, 1991, WTC, subject to the supervision of the Board of Trustees, directs the investments of the Diversified Income Portfolio in accordance with its investment objective, policies and limitations. Under an Advisory Agreement with the Fund, dated November 1, 1993, WTC, subject to the supervision of the Board of Trustees, directs the investments of the Municipal Income Portfolio in accordance with its investment objective, policies and limitations. (These Agreements are collectively referred to as the "Advisory Agreements.")

   Under  the Advisory Agreements, each Portfolio pays a  monthly advisory fee to WTC at the annual rate of 0.50% of the average daily net assets of the Portfolio. WTC has agreed to waive its fee or reimburse each Portfolio monthly to the extent that expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75% of the Portfolio's average daily net assets through February, 1998.

   In addition to serving as Investment Adviser for the Portfolios, WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools. Eric K. Cheung, Vice President and Manager of the Fixed Income Management Division and Clayton M. Albright, III, Vice President of the Fixed Income Management Division of the Investment Management Department of WTC, are primarily responsible for the day-to-day management of the Diversified Income Portfolio. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed-income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined WTC. In 1991, he became the Division Manager for all fixed-income products. Mr. Albright has been with WTC since 1976. In 1987, he joined the fixed-income division and since that time has specialized in the management of intermediate term/long term fixed-income portfolios. Robert F. Collins, CFA, Vice President of Credit Research and Municipal Trading within the Fixed Income Management Division of the Investment Management Department of WTC, is primarily responsible for the day-to-day management of the Municipal Income Portfolio. Mr. Collins has been a municipal bond portfolio manager and credit analyst for WTC for more than 10 years.

   ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND PAYING AGENT. RSMC serves as Administrator, Transfer Agent and Dividend Paying Agent for the Portfolios. As Administrator, RSMC supplies office facilities, non-investment related statistical and research data, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. RSMC assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the SEC and state securities authorities. RSMC also performs certain budgeting, financial reporting and compliance monitoring activities. For the services provided as administrator, RSMC receives a monthly administration fee from each Portfolio at an annual rate of 0.08% of the Portfolio's average daily net assets. The Fund does not pay RSMC any separate fees for its services as Transfer Agent and Dividend
Paying Agent for the Portfolios, as WTC assumes the cost of providing these services to the Portfolios and their shareholders. Any related out-of-pocket expenses reasonably incurred in the provision of transfer agent services to a Portfolio are borne by that Portfolio.

   CUSTODIAN. WTC serves as Custodian of the Fund. The Fund does not pay WTC any separate fees for its services as Custodian, as WTC assumes the cost of providing these services to the Portfolios. Any related out-of-pocket expenses reasonably incurred in the provision of custodial services to a Portfolio are borne by that Portfolio.

   ACCOUNTING SERVICES. RSMC determines the net asset value per share of each Portfolio and provides accounting services to the Portfolios pursuant to an Accounting Services Agreement with the Fund. For providing these services, RSMC receives an annual fee of $50,000 per Portfolio from the Fund plus an amount equal to 0.02% of the average daily net assets of each Portfolio in excess of $100 million.

   DISTRIBUTION AGREEMENT AND RULE 12B-1 PLAN. Pursuant to a Distribution Agreement with the Fund, RSD manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials for the Portfolios, enters into agreements with broker-dealers to sell shares of the Portfolios and, directly or through its affiliates, provides shareholder support services.

   Under a Plan of Distribution adopted with respect to each Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), the Portfolios may reimburse RSD for distribution expenses incurred in connection with the distribution efforts described above. The 12b-1 Plans provide that RSD may be reimbursed for amounts paid and expenses incurred for distribution activities encompassed by Rule 12b-1, such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort, printing and mailing prospectuses, and distribution and shareholder servicing activities of broker-dealers and other financial institutions. The Board of Trustees has limited the amount that RSD can receive under the 12b-1 Plans to 0.25% of each Portfolio's average daily net assets on an annualized basis. If an increase in this limitation is requested by RSD and authorized by the Board at some future date, shareholders of the affected Portfolio will be notified of that increase. It is not anticipated, however, that such an increase will be requested.

   The 12b-1 Plan for the Municipal Income Portfolio also provides that in the event that RSD is not fully reimbursed for its distribution expenses during any month due to limitations set by the Trustees, the unpaid portion may be carried forward for possible reimbursement into successive months and fiscal years to give RSD the ability to recoup at some point in time any major capital outlay on behalf of that Portfolio. Under the 12b-1 Plan, RSD may charge the Municipal Income Portfolio interest or finance charges on unreimbursed distribution expenses that have been carried forward from prior fiscal years, but only with express authorization by the Board of Trustees. RSD does not currently intend to request such authorization. If interest charges are requested by RSD and authorized by the Board at some future time, the shareholders of the Municipal Income Portfolio will be advised of those charges.

   BANKING LAWS. Banking laws prohibit deposit-taking institutions and certain of their affiliates from underwriting or distributing securities. WTC believes, and counsel to WTC has advised the Fund, that WTC and its affiliates may perform the services contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. If WTC or its affiliates were prohibited from performing these services, it is expected that the Board of Trustees would consider entering into agreements with other entities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be expected to be permitted to remain Portfolio shareholders and alternative means for servicing such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

   State   securities  laws  may  require  banks  and   financial
institutions involved in distribution to register as dealers, even if this is not required by federal law.

DESCRIPTION OF THE FUND

   The   Fund  is  a  diversified  open-end  investment   company
established on May 7, 1986 as a Massachusetts business trust under Massachusetts law by a Declaration of Trust.

   The authorized shares of beneficial interest in the Fund are currently divided into two series or portfolios, the Diversified Income Portfolio and the Municipal Income Portfolio. The Trustees are empowered by the Declaration of Trust and the Bylaws to establish additional series and classes of shares, although they have no present intention of doing so.

   The Fund's capital consists of an unlimited number of shares of beneficial interest. Shares of the Portfolios entitle their holders to one vote per share and fractional votes for fractional shares held. Separate votes are taken by each Portfolio on matters affecting that Portfolio. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable.

   As of November 30, 1996, WTC owned by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts 69.4% of the shares of the Diversified Income Portfolio and 16.0% of the shares of the Municipal Income Portfolio, and may be deemed to be a controlling person of the Fund under the 1940 Act.

   The Fund does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record owning no less than two-thirds of the outstanding shares of the Fund may remove a Trustee by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund's outstanding shares.

   Because the Portfolios use a combined Prospectus and Statement of Additional Information, it is possible that a Portfolio might become liable for a misstatement with respect to the other Portfolio in those documents. The Trustees of the Fund have considered this in approving the use of a combined Prospectus and Statement of Additional Information.

APPENDIX

The following paragraphs contain a brief description of the securities in which the Portfolios may invest and the strategies in which they may engage consistent with their investment objectives and policies.

SECURITIES  THAT  MAY  BE  PURCHASED BY  THE  DIVERSIFIED  INCOME
PORTFOLIO AND THE MUNICIPAL INCOME PORTFOLIO

   ASSET-BACKED SECURITIES. The Portfolios may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

   Asset-backed securities typically are supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

   Asset-backed  securities  are likely  to  involve  unscheduled prepayments of principal that may affect yield to maturity, result in losses and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest on fixed-income obligations is particularly sensitive to prepayments.

   The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

   BANK OBLIGATIONS. The Portfolios may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of U.S. banks and their branches located outside of the United States, of U.S. branches of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the United States, provided that the bank has assets of at least $5 billion at the date of investment.

   Obligations of foreign branches of U.S. banks and U.S. branches or wholly-owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by governmental regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing discussed below in connection with the Diversified Income Portfolio's investments in foreign debt obligations.

   CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. Each Portfolio may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations.

   FIXED-INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed-income securities purchased by the Portfolios may have various buy-back features that permit the Portfolios to recover principal upon tendering the securities to the issuer or a third party. For example, a Portfolio may enter into a stand-by commitment permitting the Portfolio to resell fixed-income securities back to the original seller at a specified price. The Portfolios may also purchase long-term fixed-rate bonds that may be tendered at specified intervals to a bank or other financial institution for their face value. Demand instruments permit the Portfolios to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice. These buy-back features are often supported by letters of credit or other guarantees obtained by the issuers or financial intermediaries. However, without credit enhancements, if there is a default or significant downgrading of a bond or, in the case of a municipal bond, a loss of its tax-exempt status, the buy-back feature may terminate automatically and the risk to the Portfolio holding the bond will be that of holding a long-term security.

   ILLIQUID SECURITIES. Certain of the Portfolios' assets may be considered illiquid, including restricted securities that can only be resold in a registered public offering, over-the-counter options and repurchase agreements or time deposits maturing in more than 7 days. No more than 15% of a Portfolio's net assets may be invested in these and other illiquid securities.

   MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property. There are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); (2) those issued by private issuers and collateralized by securities issued or guaranteed by the U.S. Government; and
(3) those issued by private issuers and collateralized by mortgage loans or other mortgage-backed securities without a government guarantee but usually with some form of private credit enhancement. The value of all mortgage-backed securities will vary with the creditworthiness of the issuer, the level and type of collateralization and interest rates. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental regulation or tax policies.

   The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time. The rates of such prepayments can be expected to accelerate as interest rates decline. To the extent the Portfolios purchase these securities at a premium or discount, prepayment rates will affect yield to maturity. Prepayments also can result in losses on securities purchased at a premium to the extent of the premium. In addition, prepayments usually can be expected to be reinvested at lower interest rates than the original investment. Derivative mortgage-backed securities, such as stripped mortgage-backed securities or residual interests, generally are more sensitive to changes in interest rates, and the market for such securities is less liquid than the market for traditional debt securities and mortgage-backed securities. Interest only and principal only mortgage-backed securities backed by fixed-rate mortgages and issued by an agency or instrumentality of the U.S. Government may be determined to be liquid by WTC pursuant to guidelines approved by the Fund's Board of Trustees.

   MUNICIPAL SECURITIES. The municipal securities in which the Portfolios may invest include general obligation, revenue or special obligation, industrial development and private activity municipal bonds. General obligation bonds are secured by an issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facility or project or, in some cases, from the proceeds of a special excise or other tax. Similarly, resource recovery bonds are issued to build facilities such as solid waste incinerators or waste-to-energy; the revenue stream from those bonds is secured by fees or rents paid by municipalities for use of the facilities and depend upon whether the municipalities appropriate funds for these usage fees. The term "municipal securities" also includes municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations.

   Industrial development bonds ("IDB's") and private activity bonds ("PAB's") finance various privately operated facilities, such as airport or pollution control facilities. These obligations are included within the term "municipal securities" if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDB's and PAB's are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDB's and PAB's is usually directly related to the credit standing of the user of the facilities being financed. The interest on these bonds issued after August 15, 1986, generally is an item of tax preference for purposes of the federal alternative minimum tax.

   PARTICIPATION INTERESTS. The Portfolios may purchase participation interests in fixed-income securities that have been issued by banks or other financial institutions. Participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

   More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed-income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment. Nevertheless, participation interests may be backed by credit enhancements such as letters of credit, insurance policies, surety bonds or liquidity facilities to provide full or partial coverage for certain defaults and losses relating to the underlying securities or to provide liquidity support for participation interests that give holders the right to demand payment of principal upon a specified number of days' notice.

   REPURCHASE AGREEMENTS. The Portfolios may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a transaction in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. While it does not currently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Portfolio in connection with bankruptcy proceedings), it is the policy of the Portfolios to limit repurchase transactions to those banks and primary dealers in U.S. Government obligations whose creditworthiness has been reviewed and found satisfactory by WTC.

   U.S. GOVERNMENT OBLIGATIONS. Each Portfolio may purchase obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government obligations"), including direct obligations of the U.S. Government (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities. Agencies and instrumentalities include executive departments of the U.S. Government or independent federal organizations supervised by Congress. Although not all obligations of agencies and instrumentalities are direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from obligations supported by the full faith and credit of the United States (for example, U.S. Treasury securities or GNMA securities) to obligations that are supported solely or primarily by the creditworthiness of the issuer (for example, securities issued by FNMA, FHLMC and the Tennessee Valley Authority). In the case of obligations not backed by the full faith and credit of the United States, the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

   VARIABLE   AND  FLOATING  RATE  SECURITIES.   The  Portfolios'
investments may include fixed, variable or floating rate securities. Variable or floating rate securities bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. Under certain conditions, these securities may be considered to have remaining maturities equal to the time remaining until the next interest rate adjustment date or the date on which principal can be recovered on demand.

   The variable rate securities in which the Portfolios invest may pay interest at rates that vary inversely to changes in market interest rates. These securities, referred to as "inverse floating obligations" or "residual interest bonds" provide opportunities for higher yields but are subject to greater fluctuations in market value.

   WHEN-ISSUED SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis for delivery to the Portfolio later than the normal settlement date for such securities, at a stated price and yield. The Portfolio generally does not pay for such securities or start earning interest on them until they are received. However, when a Portfolio purchases securities on a when-issued basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or a missed opportunity to make an alternative investment.

   ZERO COUPON SECURITIES. The Portfolios may invest in zero coupon securities of governmental or private issuers. Such securities generally pay no interest to their holders prior to maturity. Accordingly, such securities are usually issued and traded at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than are debt obligations of comparable maturities and credit quality that make current distributions of interest in cash.

SECURITIES  THAT  MAY  BE  PURCHASED BY  THE  DIVERSIFIED  INCOME
PORTFOLIO

   CONVERTIBLE SECURITIES. The Diversified Income Portfolio may invest in convertible bonds or notes or preferred stock that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. The issuer may have the right to call the securities before the conversion feature is exercised.

   FOREIGN DEBT OBLIGATIONS. The Diversified Income Portfolio may invest in obligations of foreign issuers, including foreign governments, payable in U.S. dollars and issued in the United States (Yankee bonds). The Portfolio may invest up to 10% of its total assets, at the time of purchase, in obligations of foreign and U.S. issuers payable in U.S. dollars and issued outside the United States (Eurobonds) and other non-U.S. dollar-denominated fixed-income securities of foreign issuers, including those issued by foreign governments. The Portfolio's investments in foreign fixed-income securities may involve risks in addition to those normally associated with investments in domestic securities, including the possible imposition of exchange control regulations or currency restrictions, which would prevent cash being brought back to the United States; less publicly available information with respect to issuers of securities; less extensive regulation of foreign brokers, the securities markets and issuers of securities; lack of uniform accounting standards; a generally lower degree of liquidity than that available in the U.S. markets; and the possible imposition of foreign taxes, including taxes that may be confiscatory. Other risks of foreign investment include non-negotiable brokerage commissions, lower trading volume and greater volatility, possible delays in settlement, the difficulty of enforcing obligations in foreign countries, and possible political or social instability in foreign countries. Further, to the extent that the Diversified Income Portfolio invests in securities denominated in foreign currencies, the Portfolio will be subject to fluctuations in foreign currency exchange rates and costs incurred in conversions between currencies.

   OBLIGATIONS ISSUED BY SUPRANATIONAL AGENCIES. The Diversified Income Portfolio may invest in the obligations of supranational agencies, such as the International Bank for Reconstruction and Development (the World Bank). Such obligations may be denominated in U.S. dollars or other currencies. Supranational agencies rely on funds from participating countries, often including the United States, from which they must request funds. Such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks discussed above with respect to foreign debt obligations.

   PREFERRED STOCKS. The Diversified Income Portfolio may invest in dividend-paying preferred stocks of U.S. and foreign issuers that, in the judgment of WTC, have substantial potential for income production. Such equity securities involve greater risk of loss of income than debt securities because the issuers are not obligated to pay dividends. In addition, equity securities are subordinate to debt securities and are more subject to changes in economic and industry conditions and to changes in the financial condition of the issuers.

   REVERSE REPURCHASE AGREEMENTS. The Diversified Income Portfolio may enter into reverse repurchase agreements to sell portfolio securities to securities dealers or banks subject to the Portfolio's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. The value of the securities subject to a reverse repurchase agreement may decline below the repurchase price. The Portfolio may also encounter delays in recovering the securities and even loss of rights in the securities should the opposite party fail financially. Reverse repurchase agreements, together with other borrowing by the Portfolio, are limited to one-third of the Portfolio's assets. The Portfolio will maintain with the Fund's custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligations under reverse repurchase agreements that are outstanding.

INVESTMENT STRATEGIES THAT MAY BE USED BY THE DIVERSIFIED  INCOME
PORTFOLIO

   LENDING  OF  PORTFOLIO  SECURITIES.   The  Diversified  Income
Portfolio may lend securities to increase investment income through interest on the loan. All loan agreements will require that the loans be fully collateralized by cash, U.S. Government obligations or any combination of cash and such securities, marked to market value daily. The Portfolio continues to receive interest on the securities lent or an equivalent fee from the borrower, while simultaneously earning income on the investment of the collateral. The Portfolio retains authority to terminate a loan at any time and retains voting, subscription, dividend and other rights when it is in the Portfolio's best interests to do so. If the borrower of the securities fails financially, there may be a delay in receiving additional collateral, a delay in recovering the securities or even loss of the collateral. However, loans are only made to borrowers that are deemed by WTC to be of good standing and when, in the judgment of WTC, the income that can be earned justifies the attendant risks. The aggregate value of outstanding securities loans in the Portfolio's holdings may not exceed one-third of its total assets.

   HEDGING STRATEGIES. The Diversified Income Portfolio may engage in options and futures strategies to hedge various market risks (such as interest rates and broad or specific market movements) or to enhance potential gain. The Diversified Income Portfolio may also purchase or sell forward currency contracts in an attempt to manage the Portfolio's foreign currency exposure. The Portfolio may enter into forward currency contracts to set the rate at which currency exchanges will be made for specific contemplated transactions. The Portfolio may also enter into forward currency contracts in amounts approximating the value of one or more portfolio positions to fix the U.S. dollar value of those positions. Use of options, futures and forward currency contracts by the Diversified Income Portfolio is limited by market conditions, regulatory limitations and other tax considerations.

   The use of forward currency contracts, options and futures involves certain investment risks and transaction costs. These risks include: dependence on WTC's and the sub-advisers' ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or related options and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and related options or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; lack of assurance that a liquid secondary market will exist for any particular option, futures contract or related option at any particular time; and the possible need to defer closing out certain forward currency contracts, options, futures contracts and related options in order to continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended. (See "Taxes" in the Statement of Additional Information.)

   SHORT SALES AGAINST THE BOX. The Diversified Income Portfolio may engage in a short sale against the box as a hedge when WTC believes that the price of a security held by the Portfolio may decline or for tax planning purposes to defer recognition of gain or loss for tax purposes. In an ordinary or uncovered short sale, the seller does not own the securities sold, and must subsequently purchase an equivalent amount of securities in the market to complete or cover the transaction. In a "short sale against the box," however, the seller already owns securities equivalent to the securities sold short, and it is these securities which are held by the broker ("against the box") to cover the transaction. The broker borrows the securities that are actually sold from a third party. Since the seller already owns the securities sold and does not need to purchase equivalent securities in the market, the sale entails no possibility of market gain or risk of market loss other than the gain or loss that would be realized by an ordinary sale of the securities.

THE RODNEY SQUARE
    STRATEGIC FIXED-INCOME FUND
APPLICATION & NEW ACCOUNT REGISTRATION
____________________________________________________________________________
INSTRUCTIONS:                           RETURN THIS COMPLETED FORM TO:
FOR WIRING INSTRUCTIONS OR FOR          THE RODNEY SQUARE STRATEGIC
ASSISTANCE IN COMPLETING THIS               FIXED-INCOME FUND
FORM CALL (800) 336-9970                C/O RODNEY SQUARE MANAGEMENT CORP.
                                        P.O. Box 8987
                                        WILMINGTON, DE 19899-9752
____________________________________________________________________________
PORTFOLIO SELECTION ($1,000 MINIMUM)
     __ DIVERSIFIED INCOME PORTFOLIO $___________
     __ MUNICIPAL INCOME PORTFOLIO   $___________
     TOTAL AMOUNT TO BE INVESTED     $___________

____By check. (Make payable to "The Rodney Square Stategic Fixed-Income Fund")
____By wire. Call 1-800-336-9970 for Instructions.
____Bank from which funds will be wired _____________________
                              wire date _____________________
______________________________________________________________________________
ACCOUNT REGISTRATION - JOINT TENANTS USE LINES 1 AND 2; CUSTODIAN FOR A MINOR, USE LINES 1 AND 3; CORPORATION, TRUST OR OTHER ORGANIZATION OR ANY FIDUCIARY CAPACITY, USE LINE 4.

1.Individual__________________________________________________________________
            First Name    MI      Last Name     Customer Tax ID No.*
2.Joint Tenancy**
            __________________________________________________________________
            First Name    MI      Last Name     Customer Tax ID No.*
3.Gifts to Minors***
        _______________________  _______________  under the   __________
           Minor's Name        Customer Tax ID No.*            State
4.Other Registration
               _____________________________________  _____________________
                                                       Customer Tax ID No.*
5.If Trust, Date of Trust Instrument:_________________________________________

6._______________________________________
        Your Occupation
7.___________________________________   _______________________________________
       Employer's Name                       Employer's Address

*Customer  Tax  Identification No.: (a) for an individual, joint tenants,  or a custodial account under the Uniform Gifts/Transfers to Minors Act, supply the Social Security number of the registered account owner who is to be taxed;
 (b) for a trust, a corporation, a partnership, an organization, a fiduciary, etc., supply the Employer Identification number of the legal entity or or-ganization that will report income and/or gains.
** "Joint Tennants with Rights of Survivorship" unless otherwise specified.
*** Regulated by the state's Uniform Gift/Transfers to Minors Act.
______________________________________________________________________________
ADDRESS OF RECORD
______________________________________________________________________________
             Street
______________________________________________________________________________
3/96          City                 State             Zip Code

______________________________________________________________________________
DISTRIBUTION OPTIONS - IF THESE BOXES ARE NOT CHECKED, ALL DISTRIBUTIONS WILL BE INVESTED IN ADDITIONAL SHARES.
                                             Pay Cash for:
                                   Income Dividends              Other

DIVERSIFIED INCOME PORTFOLIO             ___                      ___

MUNICIPAL INCOME PORTFOLIO               ___                      ___

______________________________________________________________________________
CHECK  ANY  OF  THE FOLLOWING IF YOU WOULD LIKE ADDITIONAL INFORMATION  ABOUT
A PARTICULAR PLAN OR SERVICE SENT TO YOU.
___AUTOMATIC INVESTMENT PLAN ___SYSTEMATIC WITHDRAWAL PLAN ___CHECK REDEMPTIONS (Check redemptions services are generally not available for clients of
WTC through their trust or corporate cash management accounts; this service may also not be available for clients of Service Organizations.)
______________________________________________________________________________
RIGHTS OF ACCUMULATION (SEE PROSPECTUS) -- INDICATE ANY RELATED ACCOUNT(S) IN FUNDS OR PORTFOLIOS IN THE RODNEY SQUARE COMPLEX WHICH WOULD QUALIFY FOR A REDUCED SALES LOAD AS OUTLINED UNDER "PURCHASE OF SHARES-REDUCED SALES LOAD PLANS" IN THE PROSPECTUS.

_____________________  ____________  ____________________  ___________________
 Fund/Portfolio Name    Account No.   Registered Owner      Relationship

_____________________  ____________  ____________________  ___________________
 Fund/Portfolio Name    Account No.   Registered Owner      Relationship
______________________________________________________________________________
LETTER OF INTENT
I agree to the Letter of Intent provisions set forth below. I am not obligated but intend to invest an aggregate amount of at least:

__ $25,000  __ $50,000  __ $100,000  __ $250,000  __ $500,000  __ $1,000,000

Under the terms described under "PURCHASE OF SHARES-Reduced Sales Load Plans" in the Prospectus, over a thirteen-month period beginning __________________.

I hereby irrevocably constitute and appoint RSMC as my agent and attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

I understand that this letter is not effective until it is accepted by RSMC.

____________________________________   ____________________________________
  Authorized Signature                   Authorized Signature
______________________________________________________________________________
SALES LOAD WAIVERS -- PLEASE INDICATE IN THE SPACE PROVIDED THE NATURE OF YOUR ELIGIBILITY FOR A WAIVER OF SALES LOADS. (SEE "PURCHASE OF SHARES-SALES LOAD WAIVERS" IN THE PROSPECTUS.)

Nature of Affiliation ______________________________________________________
____________________________________________________________________________

CERTIFICATIONS AND SIGNATURE(S) - PLEASE SIGN EXACTLY AS REGISTERED UNDER "ACCOUNT REGISTRATION."
   I have received and read the Prospectus for The Rodney Strategic Fixed-Income Fund and agree to its terms; I am of legal age. I understand that the shares offered by this Prospectus are not deposits of, or guaranteed by, Wilmington Trust Company, nor are the shares insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. I further understand that investment in these shares involves investment risks, including possible loss of principal. If a corporate customer, I certify that appropriate corporate resolutions authorizing investment in The Rodney Square Strategic Fixed-Income Fund been duly adopted.

  I certify under penalties of perjury that the Social Security number or taxpayer identification number shown above is correct. Unless the box below is checked, I certify under penalties of perjury that I am not subject to backup withholding because the Internal Revenue Service (a) has not notified me that I am as a result of failure to report all interest or dividends, or (b) has notified me that I am no longer subject to backup withholding. The certifications in this paragraph are required from all nonexempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.

____Check here if you are subject to backup withholding.

Signature___________________________________________      Date____________

Signature___________________________________________      Date____________
           Joint Owner/Trustee
Check one:  __ Owner  __ Trustee  __ Custodian  __ Other _____________________
______________________________________________________________________________
IDENTIFICATION OF SERVICE ORGANIZATION
We authorize Rodney Square Management Corporation ("RSMC"), and Rodney Square Distributors, Inc. ("RSD") in the case of transactions by telephone, to act as our agents in connection with transactions authorized by this order form.
Service Organization Name and Code____________________________________________
Branch Address and Code_______________________________________________________
Representative or Other Employee Code_________________________________________
Authorized Signature of Service Organization___________Telephone (___)________

THE RODNEY SQUARE
    STRATEGIC FIXED-INCOME FUND
APPLICATION for TELEPHONE REDEMPTION OPTION
______________________________________________________________________________
Telephone redemption permits redemption of fund shares by telephone, with proceeds directed only to the fund account address of record or to the bank account designated below. For investments by check, telephone redemption is available only after these shares have been on the Fund's books for 10 days.

This form is to be used to add or change the telephone redemption option on your Rodney Square Strategic Fixed-Income Fund account(s).
______________________________________________________________________________
ACCOUNT INFORMATION
     Portfolio Name(s):_______________________________________________________
     Fund Account Number(s):__________________________________________________
                          (Please provide if you are a current account holder:)

  Registered in the Name(s) of:_______________________________________________

                               _______________________________________________

  Registered Address:_________________________________________________________

                     _________________________________________________________

NOTE: If this form is not submitted together with the application, a coporate resolution must be included for accounts registered to other than an individ-ual, a fiduciary or partnership.
______________________________________________________________________________
REDEMPTION INSTRUCTIONS

     ___Add            ___Change

Check one or more.
     ___Mail proceeds to my fund account address of record (must be $10,000 or less and address must be established for a minimum of 60 days)
     ___Mail proceeds to my bank
     ___Wire proceeds to my bank (minimum $1,000)
     ___All of the above

Telephone redemption by wire can be used only with financial institutions that are participants in the Federal Reserve Bank Wire System. If the financial institution you designate is not a Federal Reserve participant, telephone redemption proceeds will be mailed to the named financial institution. In either case, it may take a day or two, upon receipt for your financial institution to credit your bank account with the proceeds, depending on its internal crediting procedures.
______________________________________________________________________________
3/96

BANK INFORMATION
PLEASE COMPLETE THE FOLLOWING INFORMATION ONLY IF PROCEEDS MAILED/WIRED TO YOUR BANK WAS SELECTED. A VOIDED BANK CHECK MUST BE ATTACHED TO THIS APPLICATION.
  Name of Bank________________________________________________________________
  Bank Routing Transit #______________________________________________________
  Bank Address________________________________________________________________
  City/State/Zip______________________________________________________________
  Bank________________________________________________________________________
  Account Number______________________________________________________________
  Name(s) on Bank Account_____________________________________________________
______________________________________________________________________________
AUTHORIZATIONS
  By electing the telephone redemption option, I appoint Rodney Square Management Corporation ("RSMC") my agent to redeem shares of any designated Rodney Square fund when so instructed by telephone. This power will continue if I am disabled or incapacitated. By granting this power, I understand that RSMC may be contacted, on my apparent behalf, by imposters. In view of this risk, I futher understand and agree that RSMC plans to follow reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall include sending proceeds of telephone redemption requests only to my account address of record, or to the bank listed above. Proceeds in excess of $10,000 will be sent only to my predesignated bank. By signing below, I agree on behalf of myself, my successors and assigns, not to hold RSMC, any of its affiliates, or any Rodney Square fund responsible for acting under the powers I have given
  RSMC, provided the aforementioned precautionary procedures are duly followed. I also agree that all account and registration information I have given will remain the same unless I instruct RSMC otherwise in writing, accompanied by a signature guarantee. If I want to terminate this agreement, I will give RSMC at least ten days notice in writing. If RSMC or other Rodney Square funds want to terminate this agreement, they will give me at least ten days notice in writing.

  All owners on the account must sign below and obtain signature guarantee(s).

_____________________________________      ___________________________________
Signature of Individual Owner              Signature of Joint Owner (if any)


______________________________________________________________________________
Signature of Corporate Officer, Trustee or other _ please include your title

You must have a signature(s) guaranteed by an eligible institution acceptable to the Fund's transfer agent, such as a bank, broker/dealer, government securi-ties dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A Notary Public is not an acceptable guarantor.
                         SIGNATURE GUARANTEE(S) (stamp)

[Outside cover - divided into three sections]
[Left Section]

TRUSTEES
Eric Brucker
Fred L. Buckner
Robert J. Christian
Martin L. Klopping
John J. Quindlen
-------------------

OFFICERS
Martin L. Klopping, President
Joseph M. Fahey, Jr., Vice President
Robert C. Hancock, Vice President & Treasurer
Carl M. Rizzo, Esq., Secretary
Diane D. Marky, Assistant Secretary
Connie L. Meyers, Assistant Secretary
John J. Kelley, Assistant Treasurer
---------------------------------------------

ADMINISTRATOR AND
TRANSFER AGENT
Rodney Square Management Corporation
Rodney Square North
1100 N. Market St.
Wilmington, DE 19890-0001
-------------------------------------

INVESTMENT ADVISER AND
CUSTODIAN
Wilmington Trust Company
Rodney Square North
1100 N. Market St.
Wilmington, DE 19890-0001
-------------------------

DISTRIBUTOR
Rodney Square Distributors, Inc.
Rodney Square North
1100 N. Market St.
Wilmington, DE 19890-0001
--------------------------------

RS10

[Middle Section]

the RODNEY SQUARE
    STRATEGIC
	FIXED-INCOME
	FUND

[GRAPHIC] RSMC Logo

PROSPECTUS
MARCH 1, 1997


[Right Section]

                 TABLE OF CONTENTS

                                                    PAGE
Expense Table....................................     2
Financial Highlights.............................     4
Questions and Answers About the Portfolio........     6
Investment Objectives and Policies...............     8
Purchase of Shares...............................    12
Shareholder Accounts.............................    15
Redemption of Shares.............................    15
Exchange of Shares...............................    17
How Net Asset Value is Determined................    18
Dividends, Other Distributions and Taxes.........    19
Performance Information..........................    21
Management of the Fund...........................    22
Description of the Fund..........................    24
Appendix.........................................    25
Application & New Account Registration...........    31